Exhibit 32.2


       CERTIFICATION OF PERIODIC REPORT
       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   18 U.S.C. Section 1350

	The undersigned hereby certifies that (i) the foregoing Quarterly Report on Form 10-QSB filed by BOL Bancshares, Inc. (the "Registrant") for the quarter ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




							/s/ Peggy L. Schaefer
November 16, 2006                         Peggy L. Schaefer
Date							Treasurer
                                           (in her capacity as Chief
							 Accounting
                                           Officer of the Registrant)